Goldman Sachs MarketBeta International Equity ETF, Goldman Sachs MarketBeta Emerging Markets Equity ETF, Goldman Sachs MarketBeta U.S. Equity ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Funds”) have not operated for a full year as of the end of the Reporting Period. The Registrant has provided annualized tracking difference and tracking error metrics in response to the Items above. Please note that the annualized metrics for the Funds do not reflect an actual full year of operation. The actual tracking difference and tracking error metrics may vary significantly from the annualized metrics stated above.